# 2010 FOURTH QUARTER UPDATE

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Agenda Portfolio Update Acquisition Update Branding Update Technology Update

Portfolio Update Properties: 45 Number of Tenants: 23,576 Net Rentable: 3,949,500 square feet Total Units: 31,640 Portfolio Update (as of 12/31/2010)

New Acquisitions
Existing
Number of Properties
0
5
10
15
20
25
30
35
40
45
2008 Q3
2008 Q4
2009 Q1
2009 Q2
2009 Q3
2009 Q4
2010 Q1
2010 Q2
2010 Q3
2010 Q4
2
3
1
2
6
3
3
8
2
6
24
16
8
26
2
24
29
3
26
34
5
29
35
1
34
45
10
35

Wholly Owned Properties by Quarter Portfolio Update

Sq. Ft.
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
196,500
407,500
536,000
2,188,350
2,343,550
2,533,300
2,902,800
3,025,500
3,949,500
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010

Net Rentable Square Feet by Quarter Portfolio Update

Property
Acquisition
Price
Approx. Units Approx. Rentable Sq. Ft. (net)
1 Chicago – 95th St. – IL $6,300,000 690 72,000
2 Chicago – Western Ave. – IL $1,400,000 590 59,000
3 Chicago – Ogden Ave. – IL $4,000,000 750 194,400
4 Chicago – Roosevelt Rd. – IL $1,800,000 445 45,000
5 Toronto – Ontario – Canada $14,150,000 1,060 110,000
6 La Cienega – Los Angeles – CA $13,100,000 770 87,000
7 Long Beach – CA $12,900,000 830 87,000
8 Las Vegas III – NV $4,275,000 700 94,000
9 Las Vegas – Downtown – NV $6,875,000 540 81,600
10 Las Vegas – Rancho – NV $4,000,000 740 94,000
Total
$68,800,000 7,115 924,000
Fourth Quarter Acquisitions
Acquisition Update
(1) Includes 85,000 rentable square feet of industrial warehouse/office space.
(1)

Potential Acquisitions
(1)
Amount of units and square footage when construction is completed.
(2)
Approximate price based on Canadian/US conversion rate (excludes estimated construction costs).
Property Acquisition Price Approx. Units
Approx. Rentable
Sq. Ft. (net)
1 El Paso – TX $1,250,000 290 40,800
2 SF Bay Area – Morgan Hill – CA $6,290,000 480 61,000
3 SF Bay Area – Vallejo – CA $7,800,000 860 75,000
4 SF Bay Area – San Lorenzo – CA $2,850,000 640 62,000
5 SF Bay Area – Gilroy – CA $6,560,000 610 63,500
6 Las Vegas – Pecos – NV $4,600,000 790 69,000
7 Mavis – Ontario – Canada $5,500,000 1,070 104,500
8 London I – Ontario – Canada $8,100,000 660 68,000
9 London II – Ontario – Canada $7,580,000 610 57,000
Total
$50,530,000 6,010 600,800
(1) (1)
Acquisition Update
(1) (1)
(2)
(2)
(2)

ON
2.79%
AL
3.66%
AZ
6.15%
CA
10.78%
FL
15.25%
GA
3.25%
IL
9.38%
KY
10.15%
MS
1.69%
NV
9.03%
NJ
6.35%
PA
3.93%
SC
1.65%
TN
2.54%
TX
12.14%
VA
1.26%

Acquisition Update Square Footage by State (as of 12/31/2010)

2.79%
9.03%
10.78%
6.15%
9.38%
3.93%
6.35%
1.26%
10.15%
2.54%
12.14%
1.69%
3.66%
3.25%
1.65%
15.25%
Regional Office
District Office
Home Office

- 45 properties
- 15 states/1 province
- 31,640 units
- 3.95 million rentable square feet

Acquisition Update Square Footage by State (as of 12/31/2010)

Chicago, Illinois (95 th St.) Year Converted: 2002 Total Units: 690 Net Rentable: 72,000 sq. ft. Acres: 4.6 Fourth Quarter Acquisitions Acquisition Update

Chicago, Illinois (Western Ave.) Year Converted: 2004 Total Units: 590 Net Rentable: 59,000 sq. ft. Acres: 2.7 Fourth Quarter Acquisitions Acquisition Update

Cicero, Illinois (Ogden Ave.)
Year Converted: 2002
Total Units: 750
Net Rentable: 194,400 sq. ft. (1)
Acres: 10.4
Fourth Quarter Acquisitions
Acquisition Update
(1)
Includes 85,000 rentable square feet of industrial warehouse/office space.

Cicero, Illinois (Roosevelt Rd.) Year Converted: 2004 Total Units: 445 Net Rentable: 45,000 sq. ft. Acres: 6.4 Fourth Quarter Acquisitions Acquisition Update

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Toronto, Canada (Dufferin St.) Year Converted: 2008 Total Units: 1,060 Net Rentable: 110,000 sq. ft. Acres: 4.7 Fourth Quarter Acquisitions Acquisition Update

Los Angeles, CA (La Cienega) Year Built: 2004 Total Units: 770 Net Rentable: 87,000 sq. ft. Acres: 1.7 Fourth Quarter Acquisitions Acquisition Update

Long Beach, California Year Built: 1999 Total Units: 830 Net Rentable: 87,000 sq. ft. Acres: 3.7 Fourth Quarter Acquisitions Acquisition Update

Las Vegas, Nevada (Ann Rd.) Year Built: 2005 Total Units: 700 Net Rentable: 94,000 sq. ft. Acres: 3.2 Fourth Quarter Acquisitions Acquisition Update

Las Vegas, Nevada (Downtown) Year Built: 1996 Total Units: 540 Net Rentable: 81,600 sq. ft. Acres: 1.7 Fourth Quarter Acquisitions Acquisition Update

Las Vegas, Nevada (Rancho) Year Built: 2006 Total Units: 740 Net Rentable: 94,000 sq. ft. Acres: 3.2 Fourth Quarter Acquisitions Acquisition Update

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## Self Storage

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Branding Update

Branding Update
Branding Update
18 Properties
are now SmartStop
SM
branded
3 more
properties are scheduled to be
completed by 2/14/11
9 additional
properties have permits, of these
5 already have temporary signage
2 properties
in production are on hold, due to
inclement weather

Technology Update
Technology Update
New
“print” yellow page and “internet” yellow
page campaign
Investing more than $500K annually
Better online exposure,
influencing
credibility and spiking organic searches
Enhancing relevance with Google and
search engine optimization (SEO)

S — 7 AM to 6 PM

M-F — 5 AM to 9 PM

S — 5 AM to 7 PM

Technology Update
OpenTech Alliance
selected to handle
growing call center operations and extend
business hours
Superior knowledge
of the self storage
business, the most advanced technology
and the highest quality of agents
Technology Update

hosted by: H. Michael Schwartz Chairman and CEO